Exhibit 10.1

AMENDMENT TO UNSECURED PROMISSORY NOTE

This Amendment to Unsecured Promissory Note (this “Amendment”) is entered into as of February 11, 2026, by and between P3 Health Group, LLC (the “Company”) and VBC Growth SPV 5, LLC (the “Holder”). Any capitalized terms used herein but not defined herein shall have the meaning set forth in the Unsecured Promissory Note, by and between the Company and the Holder, dated as of May 29, 2025 (the “Note”).

The parties hereby amend the Note as follows:

1.Section 1 Advances of the Loan, clause (a)(iii) is hereby replaced in its entirety with the following:

“A third tranche of A third tranche of $40,000,000.00 (the “Third Tranche”) available upon mutual agreement of the Company and Holder, in one or more draws, no later than June 30, 2026.”

2.Except as set forth in this Amendment, all terms and provisions of the Note shall remain in full force and effect in accordance with the terms thereof.

3.This Amendment and any controversy arising out of or relating to this Amendment shall be governed and construed in accordance with the Note.

4.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.The Holder has reviewed with the Holder’s own tax advisors the federal, state, local and foreign tax consequences of this Amendment and the transactions surrounding the issuance of this Amendment. With respect to such tax consequences, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents or advisors. The Holder understands and agrees that it (and not the Company) shall be responsible for any of its own tax liability that may arise as a result of the transactions contemplated by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

    COMPANY:

P3 HEALTH GROUP, LLC

     By: /s/ Aric Coffman
     Name: Aric Coffman
     Title: Authorized Officer

HOLDER:

VBC GROWTH SPV 5, LLC
By: Chicago Pacific Founders GP III, L/P. its Manager
By: Chicago Pacific Founders UGP III, LLC, its General Partner

     By: /s/ Lawrence B. Leisure
     Name: Lawrence B. Leisure
     Title: Manager